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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report  (Date of earliest event reported):  September 20, 2000
                                                        ------------------



                       Sunburst Hospitality Corporation
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-11915              52-1985619
        --------                        -------              ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)



                 10770 Columbia Pike, Silver Spring, MD  20901
                 ---------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


      Registrant's telephone number, including area code:  (310) 592-3895
                                                           --------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     Sunburst Hospitality Corporation entered into a Recapitalization Agreement on September 20, 2000. Certain information regarding the transaction is set forth in the press release filed as Exhibit 99.1 to this Report on Form 8-K and the Agreement is filed as Exhibit 99.2 to this Report on Form 8-K.

     Sunburst Hospitality Corporation also announced certain changes in its senior management personnel. Those changes are set forth in the press release, filed as Exhibit 99.1 to this Report on Form 8-K.


Item 7.   Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               Exhibit 99.1   Press Release dated September 20, 2000

               Exhibit 99.2 Recapitalization Agreement dated as of September 20, 2000 between Sunburst Hospitality Corporation and Nova Finance Company LLC

                                       2
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SUNBURST HOSPITALITY CORPORATION


                              By:   /s/
                                    -------------------------------------



Dated:  September 22, 2000